SALE AGREEMENT

                                     BETWEEN

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,

                                   AS SELLER,

                                       AND

                      CORPORATE REALTY INCOME FUND I, L.P.,

                         a Delaware limited partnership,

                                  AS PURCHASER


                             As of November 13, 1996


                    Re: 475 Fifth Avenue, New York, New York



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                                TABLE OF CONTENTS
                                                                          Page #

ARTICLE I    PURCHASE AND SALE
  Section 1.1   Agreement of Purchase and Sale.............................
  Section 1.2   Property Defined...........................................
  Section 1.3   Purchase Price.............................................
  Section 1.4   Payment of Purchase Price..................................
  Section 1.5   Deposit....................................................

ARTICLE  II  TITLE AND SURVEY
  Section 2.1   Existing Title And Survey Matters..........................
  Section 2.2   Pre-Closing "Gap" Title Defects............................
  Section 2.3   Permitted Exceptions.......................................
  Section 2.4   Conveyance of Title........................................

ARTICLE III  REVIEW OF PROPERTY
  Section 3.1   Right of Inspection........................................
  Section 3.2   Reports....................................................
  Section 3.3   Review of Tenant Estoppels.................................

ARTICLE IV   CLOSING
  Section 4.1   Time and Place.............................................
  Section 4.2   Seller's Obligations at Closing............................
  Section 4.3   Purchaser's Obligations at Closing.........................
  Section 4.4   Credits and Prorations.....................................
  Section 4.5   Transaction Taxes and Closing Costs........................
  Section 4.6   Conditions Precedent to Obligation of
                Purchaser..................................................
  Section 4.7   Conditions Precedent to Obligation of
                Seller.....................................................

ARTICLE V    REPRESENTATIONS, WARRANTIES AND COVENANTS
  Section 5.1   Representations and Warranties of
                Seller.....................................................
  Section 5.2   Knowledge Defined..........................................
  Section 5.3   Survival of Seller's Representations and
                Warranties.................................................
  Section 5.4   Covenants of Seller........................................
  Section 5.5   Representations and Warranties of
                Purchaser..................................................
  Section 5.6   Survival of Purchaser's Representations
                and Warranties.............................................

ARTICLE VI   DEFAULT
  Section 6.1   Default by Purchaser.......................................
  Section 6.2   Default by Seller..........................................
  Section 6.3   Recoverable Damages........................................

ARTICLE VII  RISK OF LOSS
  Section 7.1   Minor Damage...............................................
  Section 7.2   Major Damage...............................................
  Section 7.3   Definition of "Major" Loss or Damage.......................
  Section 7.4   Section 5-1311 of the New York
                General Obligations Law....................................




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ARTICLE VIII COMMISSIONS
  Section 8.1   Brokerage Commissions......................................

ARTICLE IX   DISCLAIMERS AND WAIVERS
  Section 9.1   No Reliance on Documents...................................
  SECTION 9.2   AS-IS SALE; DISCLAIMERS....................................
  Section 9.3   Survival of Disclaimers....................................

ARTICLE X    MISCELLANEOUS
  Section 10.1  Confidentiality............................................
  Section 10.2  Public Disclosure..........................................
  Section 10.3  Assignment.................................................
  Section 10.4  Notices....................................................
  Section 10.5  Modifications..............................................
  Section 10.6  Entire Agreement...........................................
  Section 10.7  Further Assurances.........................................
  Section 10.8  Counterparts...............................................
  Section 10.9  Severability...............................................
  Section 10.10 Applicable Law.............................................
  Section 10.11 No Third-Party Beneficiary.................................
  Section 10.12 Captions...................................................
  Section 10.13 Construction...............................................
  Section 10.14 Recordation................................................

ARTICLE XI   LISTER-BUTLER, INC. INDEMNITY
  Section 11.1  Indemnity..................................................
  Section 11.2  Purchaser's Obligation to Defend and
                Pay........................................................
  Section 11.3  Seller's Right to Participate..............................
  Section 11.4  Release and Dismissal with Prejudice.......................
  Section 11.5  Limited and Temporary License..............................
  Section 11.6  Costs......................................................
  Section 11.7  Survival...................................................

                                    Exhibits

  A      DESCRIPTION OF LAND
  B      LIST OF PERSONAL PROPERTY
  C      LIST OF OPERATING AGREEMENTS
  D      LIST OF WARRANTIES AND GUARANTIES
  E      LIST OF PERMITS
  F      LIST OF REPORTS
  G      FORM OF TENANT ESTOPPEL CERTIFICATE
  H      FORM OF DEED
  I      FORM OF BILL OF SALE
  J      FORM OF ASSIGNMENT OF LEASES
  K      FORM OF ASSIGNMENT OF CONTRACTS
  L      FORM OF TENANT NOTICE
  M      FORM OF FIRPTA CERTIFICATE
  N      LIST OF CERTAIN TENANT COSTS AND COMMISSIONS
  O-1    COPY OF AGREEMENT, DATED AS OF FEBRUARY 15, 1995
  O-2    COPY OF STIPULATION OF SETTLEMENT, DATED SEPTEMBER 5,
         1995
  P      RENT ROLL
  Q      LIST OF SPECIFIED LITIGATION


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  Q-1    LIST OF TENANT EVICTION PROCEEDINGS, TENANT BANKRUPTCIES,
         AND PROCEEDINGS FOR THE COLLECTION OF DELINQUENT RENTALS
         FROM TENANTS
  R      LIST OF VIOLATIONS
  S      COPY OF RAUSMAN LEASE DOCUMENTS
  T      COPY OF LISTER-BUTLER, INC. SUMMONS AND COMPLAINT


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                                 SALE AGREEMENT

     THIS SALE AGREEMENT (this "Agreement") is made as of this 13th day of November, 1996 (the "Effective Date"), by and between METROPOLITAN LIFE INSURANCE COMPANY ("Seller"), a New York corporation, and CORPORATE REALTY INCOME FUND I, L.P. ("Purchaser"), a Delaware limited partnership.

                              W I T N E S S E T H:

                                    ARTICLE I
                                PURCHASE AND SALE

     Section 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

     (a) that certain tract or parcel of land situated in the City, County and State of New York, known as and by street address 475 Fifth Avenue, and more particularly described in Exhibit A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section
1.1 being herein referred to collectively as the "Land");

     (b) the buildings, structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures owned by tenants (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

     (c) any and all of Seller's right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), located on and used exclusively in connection with the operation of the Land and the Improvements, which personal property includes, without limitation, the personal property listed on Exhibit B attached hereto (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

     (d) any and all of Seller's right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Real Property (as such term is defined in Section 1.2 hereof), to the extent they are in effect on the date of the Closing (as such term is defined in Section 4.1 hereof) (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"), together with all rents and other sums due thereunder (the "Rents") and any and all security deposits in Seller's possession in connection therewith (the "Security Deposits"); and



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     (e) any and all of Seller's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, the Improvements or the Personal Property; and (ii) all assignable existing warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property listed and described on Exhibit D attached hereto and made a part hereof; and (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property (as such term is defined in Section
1.2 hereof) listed and described on Exhibit E attached hereto and made a part hereof (the property described in clause (e) of this Section 1.1 being sometimes herein referred to collectively as the "Intangibles").

     Section 1.2 Property Defined. The Land and the Improvements are hereinafter sometimes referred to collectively as the "Real Property." The Real Property, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

     Section 1.3. Purchase Price. Seller is to sell and Purchaser is to purchase the Property for the sum of Twenty-Six Million Five Hundred Seventy Thousand and 00/100 Dollars ($26,570,000.00) (the "Purchase Price").

     Section 1.4 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

     Section 1.5 Deposit. Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with Seller the sum of Three Million and 00/100 Dollars ($3,000,000.00) (the "Deposit") in good funds, either by certified bank or cashier's check or by federal wire transfer. Seller shall hold the Deposit in escrow in an interest-bearing account in The Chase Manhattan Bank (or its successor-in-interest). Seller shall have no liability for any losses incurred as a result of such investment of the Deposit, as aforesaid, and/or for any failure or insolvency of the bank or depository in which the Deposit is so invested. All interest on such sum shall be deemed income of Purchaser, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Deposit account. The Deposit and all accrued interest shall be distributed in accordance with the terms of this Agreement. The failure of Purchaser to timely deliver the Deposit shall be a material default, and shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately.

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                                   ARTICLE II
                                      TITLE

     Section 2.1 Existing Title And Survey Matters. Purchaser acknowledges and agrees that: (a) Seller has furnished Purchaser, prior to the Effective Date, with copies of: (i) that certain Certificate and Report of Title (the "Certificate of Title"), dated August 8, 1996 (the "Title Inspection Date"), for the Real Property prepared by Commonwealth Land Title Insurance Company (the "Title Company"); and (ii) Seller's title insurance policies (the "Owner's Title Policies"), each dated June 30, 1994, and issued by, respectively, the Title Company (Policy Number NY9300122M), and by First American Title Insurance Company of New York (Policy Number Y0035325); and (iii) a copy of Seller's survey (the "Survey"), prepared by J. George Hollerith, dated April 30, 1947 and last redated by visual examination on May 31, 1994 by Harwood Surveying, P.C., for the Land and the Improvements; (b) Purchaser has had an opportunity, prior to the Effective Date, to order its own title report and survey for the Land and the Improvements; and (c) any and all matters (the "Existing Title And Survey Matters") referred to, reflected in or disclosed by, the materials referred to in the preceding sub-paragraphs (a)(i) through (iii), inclusive, have been agreed to and accepted by Purchaser (including, but not limited to, any and all exceptions to title set forth in Schedule B of the Certificate of Title and in Schedule B of each of the Owner's Title Policies), and that, as of the Title Inspection Date, Purchaser has approved the condition of title to the Real Property. Notwithstanding the foregoing, Seller shall, prior to Closing, effectuate the following with respect to the Existing Title and Survey Matters:

     1. All judgments and liens noted in Item 9 of Schedule B of the Certificate of Title shall be omitted as an exception to title from any owner's and mortgagee's title insurance policy issued at the Closing, and at Closing, Seller shall deliver to the Title Company, Purchaser and Purchaser's lender an indemnification agreement in form, scope and substance sufficient to omit said
Item 9 and reasonably acceptable to Seller, (and which indemnification agreement shall be freely assignable by Purchaser and Purchaser's lender) indemnifying and holding the Title Company, Purchaser and Purchaser's lender (and Purchaser's and Purchaser's lender's respective successors and assigns) harmless from and against any and all judgments and liens noted in said Item 9.

     2. All judgments noted in Item 10 of Schedule B of the Certificate of Title shall be omitted as an exception to title from any owner's and mortgagee's title insurance policy issued at the Closing, and at Closing, Seller shall deliver to the Title Company, Purchaser and Purchaser's lender an indemnification agreement in form, scope and substance sufficient to omit said Item 10 and reasonably acceptable to Seller, (and which indemnification agreement shall be freely assignable by Purchaser and Purchaser's lender) indemnifying and holding the Title Company, Purchaser and Purchaser's lender (and Purchaser's and Purchaser's lender's

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respective successors and assigns) harmless from and against any and all judgments noted in said Item 10.

     3. Item No. 19 shall be omitted as an exception to title from any owner's and mortgagee's title insurance policy issued at the Closing.

     4. Seller shall deliver at Closing such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller, including, but not limited to, those specific affidavits required by Schedule B of the Certificate of Title in order that Items 15, 16, 17 and 25 shall be omitted as exceptions from any owner's and mortgagee's title insurance policy issued at the Closing.

     5. Subject to adjustment as herein provided, all open taxes, assessments, vault charges and other similar charges noted and set forth in the Existing Title and Survey Matters shall be satisfied in full at or prior to Closing.

     6. All violations of federal, state, New York City, municipal and local laws, regulations, ordinances, permits and the like noted and set forth in the Existing Title and Survey Matters shall be cured prior to Closing, except for
(a) those certain violations noted as Items 1 and 2 on Exhibit R attached hereto (the "Violations"), regarding which Seller shall attempt to cure prior to Closing; provided, however, (i) Seller shall not be obligated to cure the Violations as a condition to Closing; (ii) the failure by Seller to cure the Violations on or before Closing shall not be a default of Seller's obligations under this Agreement; and (ii) if Seller fails to cure the Violations on or before Closing, Seller shall not be obligated to continue to attempt to cure the Violations (but Seller (at no cost to Seller) shall reasonably cooperate with Purchaser to effectuate such cure); and (b) that certain violation noted as Item 3 on Exhibit R attached hereto.

     7. Seller shall deliver at Closing such affidavit as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller, regarding tenants referenced in Item 2 of Schedule B of the Certificate of Title.

     The Existing Title and Survey Matters, as modified, cured and affected hereinabove, shall be referred to as the "Acceptable Title Matters").

     Section 2.2 Pre-Closing "Gap" Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing (the "Gap Notice") of any objections to title not disclosed by the Title Company or otherwise known to Purchaser on or before the Title Inspection Date; provided that Purchaser must notify Seller of such objection to title within two (2) business days of being made aware of the existence of such exception. If Purchaser sends a Gap Notice to Seller, Seller shall notify Purchaser within five (5) business days thereafter whether Seller, at Seller's option, shall either (a) remove such objectionable exceptions from title on or

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before the Closing; provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days; or
(b) not cause such exceptions to be removed. If Seller does not notify Purchaser with said five (5) business day period, Seller shall be deemed to have elected not to cause such objectionable exceptions from title. The procurement by Seller of a commitment for the issuance of the Title Policy (as defined in Section 2.4 hereof) shall be deemed a cure by Seller of such objections set forth in the Gap Notice. If Seller gives Purchaser notice under clause (b) above, Purchaser shall have five (5) business days (but in all events must do so at or prior to the Closing) in which to notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such exceptions, or that Purchaser will terminate this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement other than the obligations set forth in Article 11 hereof, which shall void and thereupon of no force or effect), the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser shall fail to notify Seller of its election within said five (5) business day period, Purchaser shall be deemed to have elected to proceed with the purchase and take title to the Property subject to such exceptions.

     Section 2.3 Permitted Exceptions. The Property shall be conveyed subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

     (a) each and all of the Acceptable Title Matters;

     (b) matters that either are not objected to in writing within the time periods provided in Sections 2.2, or if objected to in writing by Purchaser, are those which Seller has elected not to remove or cure, or has been unable to remove or cure, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property;

     (c) the rights of tenants under the Leases as tenants only;

     (d) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided; and

     (e) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property.

     Section 2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser fee simple title to the Land and the Improvements, by execution and delivery of the Deed (as defined in Section 4.2(a) hereof). Evidence of delivery of such title

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shall be the issuance by the Title Company of a 1992 ALTA Owner's Policy of
Title Insurance (the "Title Policy") covering the Real Property, in the full amount of the Purchase Price, subject only to the Permitted Exceptions.

                                   ARTICLE III
                               REVIEW OF PROPERTY

     Section 3.1 Right of Inspection. Purchaser acknowledges and agrees that it has had an opportunity, prior to the Effective Date, to make any and all physical and other inspections of the Property as Purchaser has deemed necessary and/or appropriate in connection with the transaction contemplated by this Agreement, and that Purchaser has agreed, subject to the provisions of Article VII hereof, to accept the Property at the Closing in the condition that exists on the Effective Date, reasonable wear and tear excepted. Purchaser shall have the right to further inspect the Property within the two (2) day period immediately preceding the Closing (during normal business hours and upon notice to Seller) for the sole purpose of confirming that the Property is in the same condition at the Closing as existed on the Effective Date, reasonable wear and tear excepted, as aforesaid.

     Section 3.2 Reports. PURCHASER ACKNOWLEDGES THAT (1) PURCHASER HAS RECEIVED COPIES OF THE REPORTS LISTED ON EXHIBIT F ATTACHED HERETO, (2) IF SELLER DELIVERS ANY ADDITIONAL REPORTS TO PURCHASER, PURCHASER WILL ACKNOWLEDGE IN WRITING THAT IT HAS RECEIVED SUCH REPORTS PROMPTLY UPON RECEIPT THEREOF, AND (3) ANY REPORTS DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY REPORT. PURCHASER ACKNOWLEDGES AND AGREES THAT IT HAS CONDUCTED, PRIOR TO THE EFFECTIVE DATE, ITS OWN INVESTIGATION OF THE CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMED SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE, AND PURCHASER HAS APPROVED OF THE CONDITION OF THE PROPERTY.

     Section 3.3 Review of Tenant Estoppels. Within five (5) days of the Effective Date, Seller shall deliver to each tenant of the Property an estoppel certificate in substantially the form of Exhibit G attached hereto (the "Tenant Estoppels") and shall request that the tenants complete and sign the Tenant Estoppels and return them to Seller; provided, however, Purchaser acknowledges that each tenant shall only be obligated to return an estoppel certificate as set forth in said tenant's lease. Seller shall deliver copies of the completed Tenant Estoppels to Purchaser as Seller receives them and deliver the originals thereof to Purchaser at the Closing. Purchaser shall notify Seller within three
(3) business days of receipt of any Tenant Estoppel in the event Purchaser determines such Tenant Estoppel is not reasonably acceptable to Purchaser along with the reasons for such determination. In the event Purchaser fails to give such notice

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within such three (3) business day period then any such Tenant Estoppel shall be deemed to be acceptable to Purchaser. In the event that Seller fails to obtain the Tenant Estoppels or at a minimum, estoppel certificates containing the information required under said tenants' leases (or in lieu thereof (except for Flack & Kurtz), at Seller's option, Seller estoppels therefor in the form of the Tenant Estoppel set forth in Exhibit G for not more than ten (10%) percent of the currently occupied space at the Property as of the Effective Date) that are reasonably satisfactory to Purchaser on or before three (3) business days prior to Closing from (a) Flack & Kurtz and (b) those tenants occupying at least sixty (60%) percent of the rentable square feet of the Property (which shall include the rentable square feet occupied by Flack & Kurtz), in the aggregate, then Purchaser shall have the right to terminate this Agreement by written notice to Seller. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement other than the obligations set forth in
Article 11 hereof, which shall void and thereupon of no force or effect), the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller a notice of termination as set forth above, Purchaser shall be deemed to have approved the Tenant Estoppels (and Seller estoppels, if applicable) and to have elected to proceed with the purchase of the Property pursuant to the terms hereof. Except as otherwise provided in the succeeding sentence, the representations and warranties set forth in any Seller estoppels shall survive the Closing for a period of one (1) year and Seller's liability to Purchaser for a breach of any representation or warranty set forth in any Seller estoppels shall be subject to Section 5.3 hereof. Any Tenant Estoppel which is received from a tenant after Seller provides its own estoppel may be substituted for Seller's estoppel and Seller shall have no further liability thereunder, provided that such Tenant Estoppel contains no changes or, if changed, is otherwise reasonably acceptable to Purchaser. The provisions of this Section 3.4 shall survive the Closing.

                                   ARTICLE IV
                                     CLOSING

     Section 4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall be held at the offices of Seller located at 200 Park Avenue, 12th Floor, New York, New York on December 4, 1996, at 9:30 A.M. At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions; provided that the Deed shall not be recorded until Seller receives confirmation that Seller has received the full amount of the Purchase Price, adjusted by prorations as set forth herein.

     Section 4.2 Seller's Obligations at Closing. At Closing, Seller shall:

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     (a) deliver to Purchaser a duly executed Bargain and Sale Deed without
Covenants Against Grantor's Acts (the "Deed") in the form attached hereto as Exhibit H, conveying the Land and the Improvements, subject only to the Permitted Exceptions. Subject to the terms of this Agreement, at Seller's option, and for convenience, Seller may omit from the Deed the recital of any or all of the "subject to" clauses concerning the Permitted Exceptions, but the same shall nevertheless survive the Closing. The terms of the immediately preceding sentence shall survive the Closing;

     (b) deliver to Purchaser a duly executed bill of sale (the "Bill of Sale") conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose and in the form attached hereto as Exhibit I;

     (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits, and any and all obligations to pay leasing commissions and finder's fees with respect to the Leases and amendments, renewals and expansions thereof, to the extent provided in Section 4.4(b)(v) hereof, by duly executed assignment and assumption agreement (the "Assignment of Leases") in the form attached hereto as Exhibit J pursuant to which Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' Security Deposits to the extent paid, credited or assigned to Purchaser;

     (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement (the "Assignment of Contracts") in the form attached hereto as Exhibit K pursuant to which Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing;

     (e) join with Purchaser to execute a notice (the "Tenant Notice") in the form attached hereto as Exhibit L, which Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

     (f) In the event that any representation or warranty of Seller needs to be modified due to changes since the Effective Date, deliver to Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state

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of facts giving rise to the change. In no event shall Seller be liable to
Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing, and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in Section 4.6(b) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

     (g) deliver to Purchaser such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

     (h) deliver to Purchaser a certificate in the form attached hereto as Exhibit M duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980;

     (i) deliver to Purchaser the Leases and the Operating Agreements, together with such leasing and property files and records located at the Property or the property manager's office in connection with the continued operation, leasing and maintenance of the Property, but excluding Seller's corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information. For a period of three (3) years after the Closing, Purchaser shall allow Seller and its agents and representatives access without charge to all files, records and documents delivered to Purchaser at the Closing, upon reasonable advance notice and at all reasonable times, to examine and make copies of any and all such files, records and documents, which right shall survive the Closing;

     (j) deliver to Purchaser the originals of those of the Tenant Estoppels returned to Seller by the tenants at the Property;

     (k) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Seller;

     (l) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

     (m) execute a closing statement acceptable to Seller; and

     (n) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     Section 4.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall:

     (a) pay to Seller the full amount of the Purchase Price (which amount shall include the Deposit), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred federal funds pursuant to Section 1.4 hereof;

     (b) join Seller in the execution of the Assignment of Leases, the Assignment of Contracts and the Tenant Notices;

     (c) In the event that any representation or warranty of Purchaser set forth in Sections 5.5(a) or (b) hereof needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the date of Closing and executed on behalf of Purchaser by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Purchaser be liable to Seller for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty set forth in Sections 5.5(a) or (b) hereof which results from any change that (i) occurs between the Effective Date and the date of Closing, and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Purchaser to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Purchaser to prevent shall, if materially adverse to Seller, constitute the non-fulfillment of the condition set forth in Section 4.7(c) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Purchaser's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

     (d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

     (e) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

     (f) execute a closing statement acceptable to Purchaser; and

     (g) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     Section 4.4 Credits and Prorations.

     (a) All income and expenses of the Property shall be apportioned as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. Such prorated items shall include without limitation the following:

          (i) all Rents, if any;

          (ii) taxes and assessments (including personal property taxes on the Personal Property) levied against the Property;

          (iii) utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility;

          (iv) all amounts payable under Operating Agreements, pursuant to the terms of this Agreement;

          (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Property is located; and

          (vi) a credit in the sum of $77,025.00 in consideration for the obligations of Purchaser set forth in Article 11 hereof.

     (b) Notwithstanding anything contained in Section 4.4(a) hereof:

          (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any Security Deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits. Any Security Deposits in form other than cash (including, but not limited to, any letters of credit) shall be transferred to Purchaser by way of appropriate instruments of replacement, transfer or assignment, the cost of which shall be borne by Purchaser;

          (ii) Any taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If taxes and assessments due and payable during the year of Closing have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after such amounts are determined following Closing, subject to the provisions of
     Section 4.4(d) hereof;

          (iii) Charges referred to in Section 4.4(a) hereof which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. As of the Effective Date, Seller has not paid any of such charges on behalf of any tenant. However, if Seller (after obtaining Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed) shall pay any of such charges on behalf of any tenant between the Effective Date and the Closing, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller;

          (iv) As to utility charges referred to in Section 4.4(a)(iii) hereof, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto prior to the Closing, and to the extent Seller so elects, such item shall not be apportioned hereunder;

          (v) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) as a result of any new Leases, or any renewals, amendments or expansions of existing Leases, signed during the Lease Approval Period (as hereinafter defined) and, if required, approved or deemed approved in accordance with Section 5.4 hereof; and (B) all Tenant Inducement Costs and leasing commissions with respect to new Leases, or renewals, amendments or expansions of existing Leases, signed or entered into from and after the date of Closing; and (C) all Tenant Inducement Costs and leasing commissions listed on Exhibit N attached hereto. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing. For purposes hereof, the term "Lease Approval Period" shall mean the period from the Effective Date until the date of Closing;

          (vi) Unpaid and delinquent Rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent Rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree, on a tenant-by-tenant basis, that (i) all Rent received by Seller or Purchaser within the first ninety (90) day period after the date of Closing from a tenant of the Property shall be applied first to delinquent Rent, if any, owed by said tenant, in the order of their maturity, and then to current Rent owed by said tenant, and (ii) all Rent received by Seller or Purchaser after the first ninety (90) day period after the date of Closing shall be applied first to current Rent owed by said tenant and then to delinquent Rent, if any, owed by said tenant, in the inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all Rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. Seller may attempt to collect any delinquent Rents owed Seller and may institute any lawsuit or collection procedures, but may not evict any tenant. In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any Rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser. Notwithstanding anything contained in this Agreement to the contrary, Seller shall be entitled to all unpaid or delinquent Rent for the period prior to the Closing that is received by Seller or Purchaser from Goldman & Goldman in connection with that certain Agreement, dated as of February 15, 1995, a copy of which is attached hereto as Exhibit O-1, and that certain Stipulation of Settlement, dated September 5, 1995, a copy of which is attached hereto as Exhibit O-2.

     (c) Seller has filed and may continue to prosecute an appeal of the real property tax assessment for the 1996/1997 tax years (and prior years), and may take related action which Seller deems appropriate in connection therewith. Purchaser shall cooperate with Seller in connection with such appeal and collection of a refund of real property taxes paid. Seller owns and holds all right, title and interest in and to such appeal and refund, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities. If such refund or any part thereof is received by Purchaser, Purchaser shall promptly pay such amount to Seller. Any refund received by Seller shall be distributed as follows: first, to reimburse Seller for all costs incurred in connection with the appeal; second, with respect to refunds payable to tenants of the Real Property pursuant to the Leases, to such tenants in accordance with the terms of such Leases; and third, to Seller to the extent such appeal covers the period prior to the Closing, and to Purchaser to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, Purchaser shall have the right to participate in such appeal.

     (d) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration within one hundred eighty (180) days after Closing, or as soon thereafter as the precise amounts can be ascertained. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

     (e) Subject to the final sentence of Section 4.4(d) hereof, the provisions of this Section 4.4 shall survive Closing.

     Section 4.5 Transaction Taxes and Closing Costs.

     (a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance;

     (b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

          (i) any transfer tax, sales tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and

          (ii) the fees for the Broker (as hereinafter defined in Section 8.1 hereof).

     (c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

          (i) the fee for the title examination and any title commitments obtained by Purchaser and the premium for the Title Policy to be issued to Purchaser by the Title Company at Closing, and all endorsements thereto;

          (ii) the cost of any surveys obtained by Purchaser; and

          (iii) the fees for recording the Deed.

     (d) The Personal Property is included in this sale without charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the transfer of the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith;

     (e) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same; and

     (f) The provisions of this Section 4.5 shall survive the Closing.

     Section 4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

     (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof;

     (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all respects as of the date of Closing (with appropriate modifications permitted under this Agreement); and

     (c) Purchaser shall have received the Tenant Estoppels described in, and as required by, Section 3.3 hereof; and

     (d) Seller shall have performed and observed all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

     Section 4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

     (a) Seller shall have received the Purchase Price as adjusted as provided herein, pursuant to and payable in the manner provided for in this Agreement;

     (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof;

     (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement); and

     (d) Purchaser shall have performed and observed all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

                                    ARTICLE V
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.2(f) hereof:

     (a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of the State of New York. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so.

     (b) Pending or Threatened Actions. To Seller's knowledge, Seller has not received written notice of any action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending or threatened against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     (c) Operating Agreements. To Seller's knowledge, the Operating Agreements listed on Exhibit C are all of the agreements concerning the operation and maintenance of the Property entered into by Seller and affecting the Property, except those operating agreements that are not assignable or are to be terminated by Seller within thirty (30) days after the Closing, and except any agreement with Seller's property manager, which shall be terminated by Seller.

     (d) Condemnation. To Seller's knowledge, Seller has received no written notice of any condemnation proceedings relating to the Property.

     (e) Leases. To Seller's knowledge, the rent roll attached hereto as Exhibit P is accurate in all material respects, and lists all of the leases currently affecting the Property.

     (f) Litigation. To Seller's knowledge, except as set forth on Exhibit Q attached hereto, and except tenant eviction proceedings, tenant bankruptcies, and proceedings for the collection of delinquent rentals from tenants listed on Exhibit Q-1 attached hereto, and except for proceedings related to claims for personal injury or damage to property due to events occurring at the Property, Seller has not received written notice of any litigation which has been filed against Seller that arises out of the ownership of the Property and would materially affect the Property or use thereof, or Seller's ability to perform hereunder. To Seller's knowledge, in the event that there are any proceedings related to claims for personal injury or damage to property due to events occurring at the Property during the period of Seller's ownership of the Property, such proceedings would be defended and satisfied by Seller's insurer.

     (g) Violations. To Seller's knowledge, except as set forth on Exhibit R attached hereto, Seller has not received written notice of any violation of any federal, state or local law relating to the use or operation of the Property which would materially adversely affect the Property or use thereof and which has not been cured prior to the Effective Date.

     Section 5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the current actual knowledge of the Designated Employee (as hereinafter defined in this Section 5.2) of Seller (after due inquiry of Seller's property manager), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager (except as otherwise set forth in this Section 5.2), or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof, or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains (except as otherwise set forth in this Section 5.2). As used herein, the term "Designated Employee" shall refer to Mr. John Kropke, Senior Investment Analyst, Real Estate Investments Department, of Seller.

     Section 5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of one hundred eighty (180) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing. Seller shall have no liability to Purchaser for a breach of any representation or warranty (a) unless the valid claims for all such breaches collectively aggregate more than Two Hundred Thousand Dollars ($200,000.00), in which event the full amount of such valid claims shall be actionable, up to the Cap

(as defined in this Section), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Purchaser against Seller within two hundred forty (240) days of Closing. Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from any insurance policies, service contracts or Leases; provided, however, Purchaser shall not be required to exhaust such other potential sources of remedies prior to seeking recovery from Seller. As used herein, the term "Cap" shall mean the total aggregate amount of Two Million and 00/100 Dollars ($2,000,000.00).

     Section 5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

     (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof, including the maintenance of full replacement insurance for the Property (less the value of the Land); and

     (b) Except as provided hereinbelow, a copy of any amendment, renewal or expansion of an existing Lease (unless such renewal or expansion is pursuant to the terms of an existing Lease) or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller within such five (5) business day period that Purchaser does not approve the amendment, renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall have the right to terminate this Agreement by written notice thereof to Purchaser within five (5) business days after Seller's receipt of written notice of Purchaser's disapproval thereof. If this Agreement is not terminated pursuant to the foregoing provisions of this paragraph, then Seller shall not proceed with such amendment, renewal or expansion of the existing Lease or the new Lease. If this Agreement is terminated pursuant to the foregoing provisions of this paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement other than the obligations set forth in
Article 11 hereof, which shall void and thereupon of no force or effect), the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) business day period set forth above, Purchaser shall be deemed to have approved such new Lease, amendment, renewal or expansion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including legal fees, paid by Seller pursuant to an amendment, a renewal, an expansion or a new Lease approved (or deemed approved) by Purchaser.

     Section 5.5 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.3(c) hereof:

     (a) Organization and Authority. Purchaser has been duly organized and is validly existing under the laws of the State of Delaware. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Purchaser is authorized to do so;

     (b) Pending Actions. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     (c) ERISA. As of the Closing, (1) Purchaser will not be an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as "Plan"), and (2) the assets of the Purchaser will not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor ("DOL") Regulation
Section 2510.3-101.

     As of the Closing, if Purchaser is a "governmental plan" as defined in
Section 3(32) of ERISA, the closing of the sale of the Property will not constitute or result in a violation of state or local statutes regulating investments of and fiduciary obligations with respect to governmental plans.

     As of the Closing, Purchaser will be acting on its own behalf and not on account of or for the benefit of any Plan.

     Purchaser has no present intent to transfer the Property to any entity, person or Plan which will cause a violation of ERISA.

     Purchaser shall not assign its interest under this Agreement to any entity, person, or Plan which will cause a violation of ERISA.

     Section 5.6 Survival of Purchaser's Representations and Warranties. The representations and warranties of Purchaser set forth in Section 5.5 hereof as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of one hundred eighty (180) days. Purchaser shall have no liability to Seller for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Seller to Purchaser prior to the expiration of said one hundred eighty
(180) day period and an action shall have been commenced by Seller against Purchaser within two hundred forty (240) days of Closing.

                                   ARTICLE VI
                                     DEFAULT

     Section 6.1 Default by Purchaser. In the event the sale of the Property as contemplated hereunder is not consummated due to Purchaser's default hereunder, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Deposit as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit is a reasonable estimate thereof.

     Section 6.2 Default by Seller. In the event the sale of the Property as contemplated hereunder is not consummated due to Seller's default hereunder, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit, which return shall operate to terminate this Agreement (except for any indemnity obligations of either party pursuant to the other provisions of this Agreement other than the obligations set forth in Article 11 hereof, which shall be void and thereupon of no force or effect) and release Seller from any and all liability hereunder, except as otherwise expressly provided in this clause (a), or (b) to enforce specific performance of Seller's obligation to convey the Property to Purchaser in accordance with the terms of this Agreement, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Deposit if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred.

     Section 6.3 Recoverable Damages. Notwithstanding Sections 6.1 and 6.2 hereof, in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.

                                   ARTICLE VII
                                  RISK OF LOSS

     Section 7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser, without representation, warranty or recourse to Seller, all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any net casualty insurance policies or net condemnation awards relating to the premises in question (that is, after expense of collection), subject however, to Seller's right to receive reimbursement therefrom of any amounts paid or incurred by Seller for or on account of any amounts paid or incurred by Seller for or on account of repairs and/or restoration of the Property prior to Closing. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with
Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

     Section 7.2 Major Damage. In the event of a "Major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Deposit shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage (which notice shall state the cost of repair or restoration thereof as opined by an architect in accordance with Section 7.3 hereof), then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser, without representation, warranty or recourse to Seller, all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any net casualty insurance policies or net condemnation awards relating to the premises in question (that is, after expense of collection), subject however, to Seller's right to receive reimbursement therefrom of any amounts paid or incurred by Seller for or on account of any amounts paid or incurred by Seller for or on account of repairs and/or restoration of the Property prior to Closing. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with
Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

     Section 7.3 Definition of "Major" Loss or Damage. For purposes of Sections
7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to the Property hereof such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Two Million and 00/100 Dollars ($2,000,000.00), and (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give written notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

     Section 7.4 Section 5-1311 of the New York General Obligations Law. The terms of this Article VII shall be deemed to be the terms of an agreement which "expressly provides otherwise" within the meaning of Section 5-1311 of the New York General Obligations Law.

                                  ARTICLE VIII
                                   COMMISSIONS

     Section 8.1 Brokerage Commissions. With respect to the transaction contemplated by this Agreement, Seller and Purchaser represent that the brokers are The Galbreath Company, L.P., CB Commercial Real Estate Group, Inc. and Howard Husum (collectively, the "Broker"). Each party hereto agrees that if any person or entity, other than the Broker, makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

                                   ARTICLE IX
                             DISCLAIMERS AND WAIVERS

     Section 9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Neither Seller, nor any affiliate of Seller, nor the person or entity which prepared any report or reports delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports.

     SECTION 9.2 AS-IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS-IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR

FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS-IS."

     PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT NO REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR CHARACTER WHATSOEVER ARE OR WILL BE MADE BY SELLER REGARDING THAT CERTAIN LEASE, DATED JANUARY, 1984, BETWEEN 41 FIFTH ASSOCIATES, SELLER'S PREDECESSOR-IN-INTEREST, AND RAUSMAN ASSOCIATES, AS AMENDED BY THAT CERTAIN AGREEMENT BETWEEN SAID PARTIES, DATED AS OF OCTOBER 25, 1984, OR ANY GUARANTIES (IF ANY) OR CERTIFICATES (IF ANY) GIVEN IN CONNECTION THEREWITH (SAID LEASE, AS AMENDED BY SAID AGREEMENT, TOGETHER WITH SAID GUARANTIES, IF ANY, OR SAID CERTIFICATES, IF ANY, ARE HEREIN COLLECTIVELY REFERRED TO AS THE "RAUSMAN LEASE DOCUMENTS"), OR THE EXISTENCE, VALIDITY OR BINDING EFFECT OF ANY OF THE RAUSMAN LEASE DOCUMENTS AND/OR THE OCCUPANCY OR POSSESSION OF RAUSMAN ASSOCIATES THEREUNDER OR IN ANY WAY RELATED THERETO. FURTHER, PURCHASER HEREBY IRREVOCABLY RELEASES SELLER FROM ANY AND ALL LIABILITY TO PURCHASER ARISING FROM OR RELATING TO THE MATTERS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THE PROPERTY SHALL BE CONVEYED TO PURCHASER SUBJECT TO THE RAUSMAN LEASE DOCUMENTS AND/OR THE OCCUPANCY OR POSSESSION OF RAUSMAN ASSOCIATES THEREUNDER OR IN ANY WAY RELATED THERETO. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING. A COPY OF SAID LEASE AND SAID AGREEMENT ARE ATTACHED HERETO AS EXHIBIT S.

     PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED PRIOR TO THE EFFECTIVE DATE SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT

CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

     Section 9.3 Survival of Disclaimers. The provisions of this Article IX shall survive Closing or any termination of this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, lenders, consultants, accountants and attorneys of Purchaser provided that such persons agree in writing to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Deposit to Purchaser, such Deposit shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing or any termination of this Agreement.

     Section 10.2 Public Disclosure. Prior to and after the Closing, no press release or other public disclosure (except to the extent required by law, including any filings required by the Securities and Exchange Commission and communications with each of the limited partners of Purchaser) regarding the purchase and sale as contemplated hereby will be issued or made by either party without the prior written consent of both parties. The provisions of this
Section 10.2 shall survive the Closing or any termination of this Agreement.

     Section 10.3 Assignment. Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. Notwithstanding the preceding sentence, so long as Purchaser satisfies all of the conditions of this Section 10.3, the prior written approval of Seller shall not be required in the event that Purchaser assigns its rights under this Agreement to any entity controlled by Purchaser. For purposes of this Section 10.3, the phrase "control" shall mean the ownership of sufficient equity or voting interests of a corporation or similar entity to enable the holder thereof to elect a majority of the directors (or persons performing similar functions) thereof and in the case of a partnership or joint venture, the ownership of more than a 50% interest in the profits or capital thereof. In the event Purchaser intends to assign its rights hereunder, (a) Purchaser shall send Seller written notice thereof at least ten (10) business days prior to Closing, which notice shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request, and (b) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance satisfactory to Seller, and (c) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder. Any assignee permitted under this Section 10.3 shall make and deliver in writing to Seller the same representations at Closing as are made by Purchaser in this Agreement. Notwithstanding the foregoing, under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under ERISA. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser shall constitute an assignment of this Agreement. The provisions of this Section 10.3 shall survive the Closing or any termination of this Agreement.

     Section 10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:              Metropolitan Life Insurance Company
                           200 Park Avenue - 12th Floor
                           New York, New York 10166
                           Attention:                Mr. John Kropke
                                                     Senior Investment Analyst
                                                     Real Estate Investments
                           Telephone No.             (212) 578-6965
                           Telecopy No.              (212) 679-3899

with a copy to:

                           Metropolitan Life Insurance Company
                           One Madison Avenue - Area 6-A
                           New York, New York 10010
                           Attention:                Joseph B. Cohen, Esq.
                                                     Attorney
                                                     Law Department
                                                     Real Estate Investments
                           Telephone No.             (212) 578-8281
                           Telecopy No.              (212) 685-5927

If to Purchaser:

                           Corporate Realty Income Fund I, L.P.
                           406 East 85th Street
                           New York, New York 10028
                           Attention:  Mr. Robert F. Gossett, Jr.
                           Telephone No. (212) 751-3515
                           Telecopy No. (212) 879-4147

with a copy to:

                           Arnold & Porter
                           399 Park Avenue
                           New York, New York 10022
                           Attention:  Michael J. Canning, Esq.
                           Telephone No. (212) 715-1110
                           Telecopy No. (212) 715-1399

     Section 10.5 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     Section 10.6 Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, other than any confidentiality agreement executed by Purchaser in connection with the Property.

     Section 10.7 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 10.7 shall survive Closing.

     Section 10.8 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

     Section 10.9 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

     Section 10.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located. Seller and Purchaser agree that the provisions of this Section 10.10 shall survive the Closing or any termination of this Agreement.

     Section 10.11 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     Section 10.12 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     Section 10.13 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     Section 10.14 Recordation. This Agreement may not be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section 10.14 shall survive the Closing or any termination of this Agreement.

                                   ARTICLE 11
                          LISTER-BUTLER, INC. INDEMNITY

     Section 11.1 Indemnity. Purchaser shall protect, defend, indemnify and hold harmless Seller from and against all Costs (as hereinafter defined) (other than as contemplated in Section 11.3 hereof), which at any time may be imposed upon and/or incurred by Seller arising out of or in connection with that certain matter entitled Lister-Butler, Inc. v. Metropolitan Life Insurance Company (Index No. 96-119412, Supreme Court of the State of New York, County of New
York) (the "Lawsuit").

     Section 11.2 Purchaser's Obligation to Defend and Pay. Purchaser agrees to investigate, prosecute, negotiate and defend the Lawsuit on Seller's behalf (as Purchaser shall reasonably determine), at Purchaser's sole cost and expense, and to pay the amount of the Costs of any judgment or settlement arising out of or in connection with the Lawsuit.

     Section 11.3 Seller's Right to Participate. Notwithstanding anything to the contrary contained in this Article 11, Seller, at Seller's sole cost and expense, may, but shall not be obligated to, employ its own legal counsel and consultants to investigate, prosecute, negotiate or defend the Lawsuit.

     Section 11.4 Release and Dismissal with Prejudice. Purchaser agrees that in connection with any settlement or compromise of the Lawsuit or consent to the entry of any judgment Purchaser shall use reasonable efforts to obtain from the plaintiff a full and complete written release of Seller and Purchaser from all liability in respect of the Lawsuit and a dismissal with prejudice of the Lawsuit.

     Section 11.5 Limited and Temporary License. In the event that Seller exercises Seller's right to participate in the Lawsuit as set forth in Section
11.3 hereof, then, subject to the rights of tenants under the Leases, Purchaser hereby grants to Seller and Seller's agents a limited and temporary license, upon reasonable prior to notice to Purchaser, to enter upon the premises that are the subject of the Lawsuit for the sole purpose of performing investigations reasonably appropriate to enable Seller to adequately prosecute, negotiate or defend the Lawsuit. Such limited and temporary license shall commence upon the date that Seller elects to participate in the Lawsuit as set forth in Section
11.3 hereof and provides Purchaser with written notice of such election, and shall terminate immediately upon the final disposition of the Lawsuit. Seller agrees to hold Purchaser harmless from any damages or liabilities arising by reason of Seller's exercise of the limited and temporary license herein granted.

     Section 11.6 Costs. The phrase "Costs" shall mean all liabilities, losses, costs, damages, expenses, claims, attorneys' fees, experts' fees, consultants' fees and disbursements of any kind or of any nature whatsoever.

     Section 11.7 Survival. The provisions of this Article 11 shall survive the Closing.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation



By:  ______________________
Name:  Joanne Lyons
Title:  Assistant Vice-President

PURCHASER:

CORPORATE REALTY INCOME FUND I, L.P.,
a Delaware limited partnership



By:  ______________________
Name:  ____________________
Title:  ___________________

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                                    EXHIBIT B

                            LIST OF PERSONAL PROPERTY

1 BEEPER
1 BOOK CASE
4 CCTV MONITORS
1 CHAIR
1 FAX MACHINE
4 HAND HELD RADIOS
2 TELEPHONES
7 CAMERAS
1 VCR
12 PLANTS
1 WATER COOLER

                                    EXHIBIT C

                          LIST OF OPERATING AGREEMENTS

                                    EXHIBIT D

                        LIST OF WARRANTIES AND GUARANTIES

                                      NONE

                                    EXHIBIT E

                                 LIST OF PERMITS

                                    EXHIBIT F

                          LIST OF ENVIRONMENTAL REPORTS

Report, dated May 30, 1996, from PSI Environmental Geotechnical Construction.

Report, dated May 24, 1994, from Kemron Environmental Services, Inc.

Property Conditions Report, dated October 30, 1996, from Eckland Consultants,
Inc.

                                    EXHIBIT G

TENANT ESTOPPEL FORM

_____________, 1996

Corporate Realty Income Fund I, L.P.
406 East 85th Street
New York, New York 10028

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

Re:      Lease dated _________, 199_ (the "Lease") executed between
______________________________________________________________________________
("Landlord"), and ____________________________________________________________
("Tenant"), for those premises located at 475 Fifth Avenue, New York, New York.

Gentlemen:

     The undersigned Tenant understands that you or your assigns intend to acquire fee title to that property located at 475 Fifth Avenue, New York, New York (the "Property") from Metropolitan Life Insurance Company ("Metropolitan"). The undersigned Tenant does hereby certify to Metropolitan and to you as follows:

     A. Tenant has entered into a certain lease together with all amendments (the "Lease") as described on Schedule 1 attached hereto.

     B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as set forth on Schedule 1 attached hereto.

     C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

     D. Tenant does not claim any offsets or credits against rents payable under the Lease.

     E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: .

     F. Tenant has fully paid rent to and including the month of ________, 199_.

     G. Tenant has not paid any rentals in advance except for the current month of ________________________, 199_.

     H. The Lease expires on ____________________________.

     I. Tenant has no options, rights of first offer or rights of first refusal to purchase the Property, except as follows:

______________________________________________________________________________
______________________________________________________________________________

TENANT:

_________________________________
a _______________________________



By:  _____________________________
Name:  ___________________________
Title:  __________________________

                                    EXHIBIT H

                              BARGAIN AND SALE DEED

     THIS INDENTURE, made the ___ day of December, 1996, between METROPOLITAN LIFE INSURANCE COMPANY ("Grantor"), a New York corporation, having an address at One Madison Avenue, New York, New York 10010, and CORPORATE REALTY INCOME FUND I, L.P. ("Grantee"), a Delaware limited partnership, having an address at 406 East 85th Street, New York, New York 10028.

     WITNESSETH, that Grantor, in consideration of Ten Dollars ($10.00) and other valuable consideration paid by the Grantee, does hereby grant and release unto Grantee, the heirs or successors and assigns of Grantee forever,

     ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being commonly known as 475 Fifth Avenue, New York, New York, and more particularly described in Schedule A attached hereto and made a part hereof.

     TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above described premises to the center lines thereof;

     TOGETHER with the appurtenances and all the estate and rights of Grantor in and to said premises;

     TO HAVE AND TO HOLD the premises herein granted unto Grantee, the heirs or successors and assigns of Grantee forever.

     AND Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the costs of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

     IN WITNESS WHEREOF, Grantor has duly executed this Deed on the date first set forth above.


IN PRESENCE OF:                             METROPOLITAN LIFE INSURANCE COMPANY



___________________________                 By:_________________________________
                                            Name:  Joanne Lyons
                                            Title:   Assistant Vice-President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On the day _____ December, 1996, before me personally came Joanne Lyons, to me known, who, being duly sworn, did depose and say that (s)he resides at _____________________________; that (s)he is the Assistant Vice-President of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, the corporation described in and which executed foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that (s)he signed her name thereto by like order.



_________________________________
Notary Public

My commission expires on ________________.

================================================================================

                              BARGAIN AND SALE DEED
                     WITHOUT COVENANT AGAINST GRANTOR'S ACTS
                                      from
                      METROPOLITAN LIFE INSURANCE COMPANY,
                                   as Grantor,
                                       to
                      CORPORATE REALTY INCOME FUND I, L.P.,
                                   as Grantee

================================================================================
                      Section:  5
                      Block:  1275
                      Lot:  69
                      County:  New York
                      Address:   475 Fifth Avenue
                                 New York, New York


Please record and return to:

                      Arnold & Porter
                      399 Park Avenue
                      New York, New York 10022
                      Attention:  Michael J. Canning, Esq.

                                   Schedule A

                                Legal Description

                                    EXHIBIT J

                          FORM OF ASSIGNMENT OF LEASES


     THIS ASSIGNMENT OF LEASES (the "Assignment") is made as of this _____ day of December, 1996, between METROPOLITAN LIFE INSURANCE COMPANY ("Assignor"), a New York corporation, and CORPORATE REALTY INCOME FUND I, L.P. ("Assignee"), a Delaware limited partnership.

     For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Schedule 1 attached hereto and incorporated herein by this reference, more commonly known as 475 Fifth Avenue, located in the City of New York, County of New York, State of New York (the "Property"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements (collectively, the "Leases"), of the improvements comprising a part of the Property, including without limitation, all those Leases described on Schedule 2 attached hereto and incorporated herein by this reference, together with all security deposits tendered under the Leases remaining in the possession of Assignor.

     Assignee does hereby assume and agree to perform all of Assignor's obligations under or with respect to the Leases accruing from and after the date hereof, including without limitation, any and all obligations to pay leasing commissions and finder's fees which are due or payable after the date hereof with respect to the Leases, and claims made by tenants with respect to the tenants' security deposits to the extent paid, credited or assigned to Assignee by Assignor. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder.

     This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

     This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                                    ASSIGNOR:

                                    METROPOLITAN LIFE INSURANCE COMPANY,
                                    a New York corporation



                                    By:  __________________________
                                    Name:  Joanne Lyons
                                    Title:  Assistant Vice-President

                                    ASSIGNEE:

                                    CORPORATE REALTY INCOME FUND I,
                                    L.P., a Delaware limited partnership



                                    By:  __________________________
                                    Name:  ________________________
                                    Title:  _______________________

                                   SCHEDULE 1

                                LEGAL DESCRIPTION

                                   SCHEDULE 2

                                     LEASES

                                    EXHIBIT K

                         FORM OF ASSIGNMENT OF CONTRACTS

     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES (the "Assignment") is made as of the ___ day of December, 1996, between METROPOLITAN LIFE INSURANCE COMPANY ("Assignor"), a New York corporation, and CORPORATE REALTY INCOME FUND I, L.P. ("Assignee"), a Delaware limited partnership.

     For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Schedule 1 attached hereto and incorporated herein by this reference, more commonly known as 475 Fifth Avenue, located in the City of New York, County of New York, State of New York (the "Property"), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

     (i) the contracts and agreements listed and described on Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts"),

    (ii) all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale on the date hereof, including, without limitation, those listed on Schedule 3 attached hereto, and

   (iii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, including, without limitation, those listed on Schedule 4 attached hereto.

All items described in (ii) and (iii) above are hereinafter collectively referred to as "Intangible Property."

     Assignee does hereby assume and agree to perform all of Assignor's obligations under the Contracts and Intangible Property accruing from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder.

     This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

     This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                                    ASSIGNOR:

                                    METROPOLITAN LIFE INSURANCE COMPANY,
                                    a New York corporation



                                    By:  __________________________
                                    Name:  Joanne Lyons
                                    Title:  Assistant Vice-President

                                    ASSIGNEE:

                                    CORPORATE REALTY INCOME FUND I,
                                    L.P., a Delaware limited partnership



                                    By:  __________________________
                                    Name:  ________________________
                                    Title:  _______________________